UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                                                       Washington, D. C., 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 4, 2007

                              Qlinks America, Inc.
Colorado                            0001216014                90-0138998
--------                            ----------                ----------
(State or other jurisdiction       (Commission              (IRS Employer
      of incorporation)             File Number)             Identification No.)

               112 N. Rubey Dr., Suite 180, Golden, Colorado 80403
                     (Address of principal executive office)
                                 (303) 328-3290
              (Registrant's telephone number, including area code)

                         ------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

(    ) Written  communications  pursuant  to Rule 425 under the  Securities  Act
      (17CFR 230.425)

(    )  Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
        CFR 240.14a-12

(    )  Pre-commencement  communications  pursuant  to Rule  14d-2(b)  under the
        Exchange Act (17CFR 240.14d-2(b))

(    )  Pre-commencement  communications  pursuant  to Rule  13e-4( c) under the
        Exchange Act (17 CFR 240.13e-4( c))


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Section 3 - Securities and Trading Markets

Item 3.02 Unregistered sales of Equity Securities

Pursuant to the terms of its KEY PERSONNEL STOCK OPTION PLAN which has been adopted by the shareholders and the Board of Directors of the company, on January 8, 2007 the company granted options to purchase shares of the common voting stock of the corporation to six individuals. The options were for the purchase of 775,000 shares of common voting stock. The options are exercisable at a price of $0.50 per share. The options are exercisable in increments as they vest to each optionee. The options are exercisable for a period of five years from the date of the vesting of each increment. The vesting schedule is as follows:

            The right to purchase 275,000 shares vested January 8, 2007;

            The right to purchase an additional 200,000 shares shall vest
            December 31,    2007;

            The right to purchase an additional 150,000 shares shall vest
            December 31,    2008;      and

            The right to purchase an additional 150,000 shares shall vest
            December 31,    2009

The options May be paid for in cash or other acceptable form of payment or by a properly executed promissory note and security agreement. The options are issued pursuant to the exemption in 4(2) of the Securities Exchange Act as all recipients are key personnel of the company and intimately involved in its operations.

A copy of the KEY PERSONNEL STOCK OPTION PLAN is attached. A total of 2,000,000 shares of the Common Voting Stock of the company may be issued pursuant to the Plan.


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Section 5 - Corporate Governance and Management

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(1) The Company filed its Restated and Amended Articles of Incorporation with the Secretary of State of Colorado on January 4, 2007. The Restated and Amended Articles of Incorporation were effective as of the date of filing.

(2)  The change in the Restated and Amended Articles of Incorporation made three
     (3) changes in the governing articles of the corporation. These are:

     - The Restated and Amended Articles of Incorporation added a provision disallowing cumulative voting for the election of directors. The previous Articles did not contain such a provision.

     - The Restated and Amended Articles of Incorporation changed the authorized number of Common Voting Shares which the corporation is authorized to issue from 30,000,000 shares under the previous Articles to 100,000,000 shares under the Restated and Amended Articles of Incorporation.

     - The Restated and Amended Articles of Incorporation added a provision allowing shareholder action to be taken without a meeting if the shareholders having not less than the minimum number of votes that would be necessary to authorize or take action at a meeting consent to such action in writing without a meeting. The previous Articles contained no such provision.


Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

A copy of the Restated and Amended Articles of Incorporation filed with the Colorado Secretary of State are attached.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    Qlinks America, Inc.

Date:  January 9, 2007
                                                   /s/James O. Mulford
                                                   -------------------
                                                      James O. Mulford
                                                      President